UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

Everi Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100 Las Vegas, Nevada	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2017, Everi Holdings Inc. (the “Company”), as guarantor, and its wholly-owned subsidiary, Everi Payments Inc. (“Everi Payments”), as issuer, completed the previously announced offering (the “Offering”) of $375.0 million in aggregate principal amount of Everi Payments’ 7.50% senior unsecured notes due 2025 (the “Notes”). Pursuant to a Purchase Agreement dated November 20, 2017 (the “Purchase Agreement”) by and among the Company, Everi Payments and certain of the Company’s direct and indirect domestic subsidiaries, as guarantors (together, with the Company, the “Guarantors”), and Jefferies LLC as representative for itself and for Macquarie Capital (USA) Inc., as initial purchasers (the “Initial Purchasers”), Everi Payments issued and sold the Notes to the Initial Purchasers for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States pursuant to Regulation S of the Securities Act. The Notes and guarantees have not been and will not be registered under the Securities Act or the securities laws of any state or other jurisdictions, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Notes were issued under an indenture (the “Indenture”) dated December 5, 2017 by and among Everi Payments, the Guarantors and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Guarantors. Interest on the Notes accrues at a rate of 7.50% per annum and is payable semi-annually in arrears on each June 15 and December 15, commencing on June 15, 2018. Everi Payments will make each interest payment to the holders of record on the immediately preceding June 1 and December 1. The Notes will mature on December 15, 2025.

The Notes and the related guarantees are senior obligations of Everi Payments and the Guarantors, respectively, and rank equally with all of Everi Payments’ and each Guarantor’s present and future senior indebtedness and rank senior in right of payment to all of Everi Payments’ and each Guarantor’s present and future subordinated indebtedness. The Notes and related guarantees are effectively subordinated to all of Everi Payments’ and each Guarantor’s present and future secured indebtedness (to the extent of the value of the assets securing such indebtedness). The Notes are structurally subordinated in right of payment to all present and future indebtedness and other liabilities of Everi Holdings’ subsidiaries that do not guarantee the Notes.

Everi Payments will have the option to redeem some or all of the Notes at any time on or after December 15, 2020 at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to the date of redemption. Everi Payments will also have the option to redeem some or all of the Notes at any time before December 15, 2020 at a redemption price of 100% of the principal amount of the Notes to be redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to the date of redemption. In addition, at any time before December 15, 2020, Everi Payments may redeem up to 40% of the aggregate principal amount of the Notes at a redemption price of 107.50% of the principal amount of the Notes redeemed and accrued and unpaid interest to, but excluding, the redemption date with the proceeds from certain equity issuances. The Notes are also subject to redemption requirements under state and local gaming laws and regulations. If Everi Payments experiences specified changes of control, Everi Payments may be required to offer to purchase the Notes at 101% of their aggregate principal amount plus accrued and unpaid interest, if any, to the date of purchase.

The Indenture contains customary covenants restricting the Company’s ability and the ability of its restricted subsidiaries to: (i) incur additional indebtedness or issue certain preferred stock; (ii) pay dividends or repurchase or redeem capital stock or make other restricted payments; (iii) limit dividends or other payments by the Company’s restricted subsidiaries to the Company or the Company’s other restricted subsidiaries; (iv) incur certain liens; (v) enter into transactions with affiliates; (vi) become an investment company; (vii) consolidate or merge with or into certain other companies; and (viii) designate certain of the Company’s subsidiaries as unrestricted subsidiaries under the Indenture. These covenants are subject to a number of important limitations and exceptions, including certain provisions permitting the Company, subject to the satisfaction of certain conditions, to transfer assets to certain of the Company’s unrestricted subsidiaries. The Indenture also contains customary events of default. Upon an event of default under the Indenture, the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare all amounts owing under the Notes to be due and payable.

The foregoing description of the Indenture is not complete and is subject to and qualified in its entirety by reference to the full text of the Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth or incorporated by reference under Item 1.01 related to the Indenture is incorporated into this Item 2.03 in its entirety by reference herein.

Item 8.01. Other Events.

On December 5, 2017, the Company issued a press release announcing the closing of the previously announced Offering of the Notes by Everi Payments. Everi Payments intends to use the proceeds from the Offering, together with cash on hand, to redeem in full its existing $350.0 million of 10.00% Senior Unsecured Notes due 2022 in accordance with their terms and pay related fees and expenses. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Also on December 5, 2017, Everi Payments issued an unconditional notice of redemption (a “Notice of Redemption”) to Deutsche Bank Trust Company Americas, as trustee, of the redemption in full of its outstanding 10.00% Senior Unsecured Notes due 2022 (the “2022 Notes”), pursuant to the indenture (the “2022 Notes Indenture”), dated December 19, 2014, among Everi Payments, the Company, the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee. The redemption date is January 15, 2018. The foregoing description of the Notice of Redemption is not complete and is subject to and qualified in its entirety by reference to the full text of the Notice of Redemption, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

This report does not constitute a notice of redemption under the 2022 Notes Indenture, nor an offer to tender for, or purchase, any 2022 Notes or any other security.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1

Indenture (and form of 7.50% Senior Note due 2025 attached as Exhibit A thereto), dated as of December 5, 2017, by and among Everi Payments Inc., Everi Holdings Inc., certain of its wholly owned subsidiaries, as guarantors, and Deutsche Bank Trust Company Americas, as trustee.

99.1	Press Release of Everi Holdings Inc. dated December 5, 2017.
99.2	Notice of Redemption, dated December 5, 2017, for the 10.00% Senior Unsecured Notes due 2022.

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture (and form of 7.50% Senior Note due 2025 attached as Exhibit A thereto), dated as of December 5, 2017, by and among Everi Payments Inc., Everi Holdings Inc., certain of its wholly owned subsidiaries, as guarantors, and Deutsche Bank Trust Company Americas, as trustee.

99.1	Press Release of Everi Holdings Inc. dated December 5, 2017.
99.2	Notice of Redemption, dated December 5, 2017, for the 10.00% Senior Unsecured Notes due 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: December 5, 2017	By:	/s/ Todd A. Valli
Todd A. Valli, Senior Vice President, Corporate Finance
and Chief Accounting Officer

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